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                                                                   Exhibit 10.29

                             DISTRIBUTION AGREEMENT

      THIS DISTRIBUTION AGREEMENT (this "Agreement") effective as of January 1, 2001 (the "Effective Date"), is entered into between BIOSITE DIAGNOSTICS INCORPORATED, a corporation under the laws of the State of Delaware ("Biosite"), having a place of business at 11030 Roselle Street, Suite D, San Diego, California 92121, and FISHER SCIENTIFIC COMPANY L.L.C., a Delaware Limited Liability Company represented by its FISHER HEALTHCARE division, ("FHC"), having a place of business at 9999 Veterans Memorial Drive, Houston, Texas 77038.

                                   WITNESSETH

      WHEREAS, Biosite and FHC entered into the Distribution Agreement dated as of January 1, 1998 (as amended to date, the "1998 Distribution Agreement").

      WHEREAS Biosite and FHC now desire to enter into a new agreement setting forth the terms of their business relationship and concurrently to terminate the 1998 Distribution Agreement.

      NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants of the parties herein set forth, the parties hereby terminate the 1998 Distribution Agreement effective as of December 31, 2000, and agree as follows:

      1.    Products.

            (a) For purposes of this Agreement, the "Products" shall mean the *** and the ***.

            (b) For purposes of this Agreement, the "***" shall mean, collectively, the Biosite products described in Schedule B (the "***"), the *** and the Biosite products described in Schedule C (the "***").

            (c) For purposes of this Agreement, the "***" shall mean, collectively, the Biosite products described in Schedule D (the "***"), Schedule E (the "***") and the ***.

            (d) For purposes of this Agreement, the "***" shall mean the new Biosite point of care immunoassay diagnostic products (other than the ***), (i) for which Biosite has received all applicable governmental approvals to sell and use in the Territory after the date of this Agreement, (ii) which Biosite offers for sale, and (iii) which FHC exercises its right under Section 1(g) to add to the *** subject to this Agreement.

            (e) For purposes of this Agreement, the "***" shall mean the new Biosite point of care immunoassay diagnostic products used with the instrument (other than the ***) for the detection of drugs of abuse, (i) for which Biosite has received all applicable governmental approvals to sell and use in the Territory after the date of this Agreement, (ii) which Biosite


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offers for sale, and (iii) which FHC exercises its right under Section 1(g) to add to the *** subject to this Agreement.

            (f) During the term of this Agreement, Biosite shall make available to FHC any improved or updated versions of the Products under the same terms and conditions (other than price) as set forth herein.

            (g) If Biosite desires to offer for sale in the Territory any new Biosite point of care immunoassay diagnostic product (***), for which Biosite has received all applicable governmental approvals to sell and use in the Territory after the date of this Agreement, Biosite shall offer to FHC in writing the opportunity to add such new Biosite product to the ***, as applicable, subject to this Agreement. If FHC gives Biosite express written notice of FHC's acceptance of such offer for such new Biosite product within *** after FHC receives Biosite's written offer to add such new Biosite product to the *** subject to this Agreement, then such new Biosite product shall be added to the *** or ***, as applicable, subject to this Agreement. If FHC fails to give Biosite express written notice of FHC's acceptance of such offer for such new Biosite product within *** after FHC receives Biosite's written offer to add such new Biosite product to the ***, as applicable, subject to this Agreement, then FHC shall have no rights in or to such new Biosite product
(or to any improved or updated versions thereof) under this Agreement or otherwise.

            (h) Biosite shall provide all required Material Safety Data Sheets, if any, for any Product containing hazardous chemicals or otherwise as required by federal, state or local law.

      2.    Grant of Distributorship.

            (a) Upon the terms and subject to the conditions set forth in this Agreement, Biosite hereby appoints FHC, and FHC accepts such appointment, as the exclusive distributor of the *** in the Territory (as defined below) during the term of this Agreement. FHC may distribute the *** hereunder only through FHC or its subdistributors existing as of the Effective Date which are listed in Schedule G. FHC shall not appoint subdistributors hereunder, other than those listed in Schedule G without Biosite's prior express written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, Biosite reserves the rights described in Section 2(e).

            (b) Upon the terms and subject to the conditions set forth in this Agreement, Biosite hereby appoints FHC, and FHC accepts such appointment, as the *** distributor of the *** in the Territory during the term of this Agreement. For purposes of this Agreement, "***" shall mean, with respect to any ***, that FHC *** or any of their respective subsidiaries or affiliates, as a subdistributor), shall have the right to promote, market, sell and distribute the *** in each segment of the Territory. Biosite shall inform FHC prior to initiating distribution with such third party. FHC may distribute the *** hereunder only through FHC or its subdistributors existing as of the Effective Date, which are listed in Schedule G. FHC shall not appoint subdistributors hereunder, other than those listed in Schedule G without Biosite's prior express written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, Biosite reserves the rights described in Section 2(e).


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            (c) The "Territory" consists of *** in the United States and its
***: (1) the "***", and (2) the "***." The *** shall mean: hospitals (including nonprofit, religious, government, university, military and psychiatric hospitals), reference laboratories, occupational health centers and clinics that are part of a hospital facility; chest pain centers that are part of a hospital facility; drug rehabilitation centers that are part of a hospital facility; and planned parenthood centers; and (2) The *** shall mean physician group practices of *** or more physicians. The Territory shall not include, and FHC shall not be permitted to sell the Products in, any areas or to any market segment not described in this Section 2(c) ***. FHC shall take reasonable steps to limit the likelihood that FHC's customers in the Territory purchase Products for resale in the Reserved Market Segments (as defined below).

            (d) All areas and market segments not included in the definition of the Territory shall be hereinafter referred to as the "Reserved Market Segments." Biosite shall retain all rights to promote, market, sell and distribute (either directly or through others) the Products in the Reserved Market Segments. Except as otherwise set forth in this Agreement, Biosite shall not be permitted to sell the *** in the Territory and shall take reasonable steps to limit the likelihood that Biosite's customers in the Reserved Market Segments purchase Products for resale into the Territory. Included in the Reserved Market Segments, without limitation, are all market segments in countries *** drug rehabilitation centers and chest pain centers not part of a hospital facility; prisons and prison hospitals; physician practices of less than *** physicians; probation and parole programs; public and private sector workplace testing; non-hospital based occupational health centers or clinics; industrial laboratories; non-hospital military on-site testing programs
(i.e., ADCO, recruiting centers); high school, college, university and professional sports programs; government agencies; public carriers; and veterinary clinics and animal testing.

            (e) Nothing herein shall prohibit Biosite from:

                  (i) promoting, marketing, distributing and selling the *** without restriction;

                  (ii) distributing (but not selling) Products within the Territory only for purposes of pre-market clinical testing or evaluation of Products or testing of Product improvements or enhancements prior to market introduction;

                  (iii) promoting, marketing, soliciting and receiving orders for the sale by FHC, its subdistributors listed on Schedule G, and its *** distributor of Products within the Territory;

                  (iv) promoting, marketing, selling and distributing any Product directly to a customer, (A) which states in writing to FHC that such customer will only buy such Product directly from Biosite, but only after Biosite uses its reasonable good faith efforts to convince such customer to buy such Product from FHC at the same price such Product would be sold to the customer by Biosite, identifies the customer to FHC, specifies the reason such customer refuses to buy from FHC, and allows FHC a reasonable period of time to convince the customer to buy from FHC; or (B) which uses, has used or is considering using such Product and to which FHC offers to a customer in the Territory a competitive product to any Product hereunder; or


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(C) if Biosite has invested not less than *** in expenses directly associated with procuring a particular order (e.g., costs of samples, sponsorships and direct marketing expenses, *** in the effort to obtain such customer's order to purchase such Product; or (D) if the maximum price at which such customer requires such Product is less than *** of Biosite's then most recently published list price for such Product and the parties mutually agree Biosite may promote, market, sell and distribute such Product; provided, however, that (X) Biosite shall not promote, market, sell or distribute any Product under this Section 2(d)(iv) directly to a group purchasing organization (or similar entity) with whom FHC has a "then-current agreement" (which for the purposes of this Section, shall mean any pricing or purchasing arrangement or agreement) for the purchase and sale of such Product that was entered into prior to the date of such arrangement with Biosite; (Y) if any group purchasing organization (or similar entity) to whom Biosite sells or distributes any Product under this Section 2(d)(iv) has a member facility that has a then-current agreement with FHC for the purchase and sale of such Product that was entered into prior to the date of such arrangement with Biosite, then Biosite shall encourage such individual facility to continue to purchase such Product from FHC; and (Z) any lost sales of FHC to any facility that has a then-current agreement with FHC for the purchase and sale of a Product that was entered into prior to the date of an arrangement between such facility (or its group purchasing organization or similar entity) with Biosite, that are reasonably demonstrated to result solely from such arrangement with Biosite, shall be included within the calculation of FHC sales solely for the purpose of the calculations under Sections 6(c) below; and

                  (v) promoting, marketing, selling and distributing any Product in the event Biosite provides notice of non-renewal as described in Section 6(a) of this Agreement, and FHC thereafter promotes, markets or sells any directly competitive products (other than those permitted under Section 3(b)).

            (f) Notwithstanding any language to the contrary in this Agreement, the parties agree to exercise due diligence and good faith for their mutual benefit in jointly negotiating and entering into agreements with group purchasing organizations (integrated delivery networks or similar entities) for Biosite Products. Neither Biosite nor FHC shall negotiate or execute an agreement with a group purchasing organization (integrated delivery network or similar entity) for Biosite Products without the written consent of the other, which shall not be unreasonably withheld. Any request for such consent shall be answered by the other party within thirty (30) days. The language contained in this Section 2(f) shall control over any conflicting language contained in this Agreement.

      3.    Conduct of FHC.

            (a) FHC shall use its good faith commercial efforts and facilities to promote, market, distribute and sell the Products and to take no action which would interfere with Biosite's efforts to develop and maintain the reputation of and goodwill with respect to the Products within the Territory during the term of this Agreement. FHC shall provide not less than an aggregate of *** of advertising for available Products in all of FHC's General Catalogs. With respect to each ***, FHC shall permit Biosite access to its sales representatives for at least *** per Product for the purpose of providing training of FHC's sales representatives in the demonstration and use of the Products on such dates (which shall be not later *** following the launch of such Product in the Territory) and in such locations as mutually acceptable to the


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parties. FHC shall provide Biosite with samples of any such Product advertising and sales literature prior to printing and distribution of same, and Biosite shall have the right to approve the Product advertisement(s), which approval shall not be unreasonably withheld or delayed. FHC shall use its good faith commercial efforts to inform customers and potential customers of the availability and desirability of the Products; to handle promptly all inquiries, quotations, correspondence and orders; and to assist customers in the proper use of the Products and the referral of customers to Biosite for the solution of technical application problems.

            (b) Except as otherwise set forth in this Section 3(b), FHC shall not promote, market, advertise, sell, or distribute any products in the Territory that are directly competitive with the Products. Notwithstanding the foregoing, FHC shall have the right to distribute and sell (i) products of a third party, competitive with the Products, which third party products FHC sells or distributes as of the Effective Date, as listed on Schedule H (ii) any products of such third party which are subsequently added by such third party to its line of products, which are competitive with the Products, except those products in the same or equivalent testing format of the Products that read visually or read on a point of care instrument; (iii) any instruments that may include competitive assays to the Products which are instruments that are based on an automated random access instrument platform (with the exception of those instruments manufactured by or on behalf of *** with a broad based menu of analytes such as chemistries, fertility, thyroid function, oncology, infectious disease, TDM, DOA, allergy, etc.; provided that all of the products referred to in Sections 3(b)(i)-(iii) have a list price of greater than ***; and (iv) competitive products in the event Biosite provides notice of non-renewal as described in Section 6(a) of this Agreement. Additionally, nothing contained in this Agreement shall restrict the activities of FHC outside the Territory with respect to competing products.

            (c) FHC shall provide Biosite, on a monthly basis, with a written forecast of FHC's estimated purchase requirements for each month in the ensuing three-month period for the Products (other than ***), and in the ensuing six month period for ***. Forecasted quantities for Products for the first and second month of each forecast period shall be binding, subject however to a variance of plus or minus ten percent (10%) for the second month of each forecast and provided that in the first *** following the date of first Product shipment for any new Product, the second month forecast shall be subject to a variance of plus or minus thirty percent (30%). Biosite shall use its good faith commercial efforts to sell such quantities to FHC.

            (d) FHC may return, for full credit or replacement, any Product for which FHC is required to give a customer a credit or replacement Product due to a claimed defect or deficiency in the Product, provided that FHC first obtains from Biosite a returned goods authorization which shall not be unreasonably withheld or delayed by Biosite.

            (e) Biosite shall review and advise FHC on compliance with all FDA requirements regarding the Products contained in FHC's advertising and sales literature.

            (f) FHC hereby represents and warrants that neither FHC nor its agents or employees will make any representations or claims with respect to the Products which are not authorized in writing by Biosite. Subject to the provisions of Section 6(h) hereof, FHC agrees to and shall indemnify Biosite against, and hold Biosite harmless from, all claims, actions, costs, expenses and damages (including without limitation reasonable attorneys' fees and expenses)


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arising out of: (i) representations or claims by FHC with respect to the
Products which are not authorized by Biosite; (ii) FHC's willful act or omission in connection with the sale, marketing, promotion or distribution of the Products; or (iii) any claim or failure by FHC to comply with governmental regulatory requirements relating to the Products which are applicable to distributors of products; provided, however, in each case Biosite gives FHC prompt notice of any such claim, permits FHC to assume sole control of the defense thereof and provides all reasonable assistance in connection with the defense of such claim. Biosite shall have the right to retain its own counsel and to participate in such defense, with the fees and expenses to be paid by FHC, if representation of Biosite by counsel retained by FHC would be inappropriate due to actual differing interests between Biosite and FHC or any other party represented by such counsel in such proceeding.

            (g) Each shipment from Biosite shall contain numbers identifying the manufacturing lot or lots for control purposes. FHC shall keep accurate records that will enable FHC to determine the Product lots received by specific customers of the Product. FHC shall make such information available to Biosite in the event of a Product recall or Product corrective action requested by Biosite or required by any governmental agency within ten (10) days after such request by Biosite. FHC shall use reasonable efforts to provide Biosite with information regarding the prior month's sales ***, and shall provide Biosite with such information in no event later than the last day of the month, during the term of this Agreement. Any and all such information referred to in this
Section 3(g) is and shall remain the property of FHC, but may be used by Biosite for market analysis and in the course of its performance under this Agreement and for no other purpose, subject to the provisions of Section 9 of this Agreement.

            (h) FHC shall comply with Biosite's reasonable instructions regarding the storage and handling of the Products, and except as otherwise provided in this Agreement, FHC shall be solely responsible for the cost thereof.

            (i) At Biosite's request, FHC shall submit to Biosite such other reports as are customarily provided by FHC to suppliers similarly situated with Biosite.

            (j) Both parties shall keep accurate records sufficient to permit verification of sales data for the Products. Upon written request and upon reasonable notice during regular business hours, each party shall permit an independent certified public accountant reasonably acceptable to the party being audited or other acceptable representative of the requesting party reasonably acceptable to the party being audited to inspect such records in order to verify any sales or recall information reasonably required by the provisions of this Agreement, provided that only one such inspection annually shall be permitted and the parties shall not be required to keep such records for longer than five
(5) years. All information received as a result of such inspections shall be subject to Section 9 of this Agreement.

            (k) FHC shall promptly advise Biosite of any changes in FHC's organization or personnel which may materially, adversely affect FHC's ability to perform under this Agreement, as well as any material changes affecting ownership or control of FHC.


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            (l) At all times during the term of this Agreement, FHC shall maintain inventory of each Product sufficient to satisfy not less than FHC's requirements for its reasonably forecasted sales of such Product for the immediately following thirty (30) days.

            (m) Provided that Biosite is not in default under the terms of this Agreement, at all times during the term of this Agreement, FHC shall treat the Products as "***," or a *** for purposes of *** of ***.

            (n) Notwithstanding anything to the contrary in this Agreement, but without limiting or avoiding the provisions of Section 2(f), if Biosite in good faith enters into a bona fide written agreement (a "Biosite/GPO Agreement") with a group purchasing organization, integrated delivery network or similar entity (collectively, a "GPO") pursuant to which (i) the facilities in the Territory having the right to purchase products under such GPO shall be obligated to purchase one or more Products at a purchase price (the "GPO Price") specified in, or calculated under, such Biosite/GPO Agreement, and (ii) for such Products purchased by such facilities through FHC during the term of such Biosite/GPO Agreement, the effective price to FHC, for such Products sold to FHC hereunder solely for resale to such facilities, shall be not greater than *** then (A) if FHC so elects prior to the commencement of such Biosite/GPO Agreement, during the term of such Biosite/GPO Agreement, (1) FHC shall sell such quantities of such Products as ordered by such facilities at a price ***, (2) the effective price to FHC for such Products sold to FHC hereunder during the term of such Biosite/GPO Agreement solely for resale to such facilities, shall be calculated in accordance with Section 5(f), and (3) the Actual Selling Price (as defined in Section 5(f) below), for purposes of calculating the amount of any rebate or additional payments under Section 5(g), shall equal the ***; or (B) otherwise, provided the parties first exercise good faith efforts to negotiate mutually agreeable pricing for a period of not less than fifteen (15) days, and are unable to reach agreement, then during the term of the GPO Agreement, Biosite shall have the right to promote, market, sell and distribute such Products to such GPO under the GPO Agreement.

      4.    Conduct of Biosite.

            (a) Biosite shall ship promptly FHC's orders for Products, but in any event not later than sixty (60) days from receipt of each order for a Product, (other than ***). Biosite shall use its reasonable efforts to ship FHC's orders for *** not later than *** from receipt of each order for ***. Subject to the provisions of Section 11 hereof, Biosite shall ship FHC orders for Products f.o.b. Biosite's facility in San Diego, California (at which point title and risk of loss shall pass from Biosite to FHC), to FHC's warehouse or to such other FHC location(s) as FHC may designate, insurance prepaid. Biosite shall cooperate with FHC in arranging drop shipments of Products to customers on a case by case basis to include Products designated by Biosite as drop ship Products. FHC shall pay all freight costs for shipping Products by FHC's customary means or by any other means specified by FHC in a purchase order. Biosite shall pay all freight costs for shipping Products by any means other than FHC's customary means or the means specified by FHC in a purchase order. Biosite shall pay all insurance costs for shipping Products ordered by FHC hereunder.


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            (b) Biosite shall notify FHC immediately in writing should Biosite become aware of any defect or condition which may render any Product in violation of any statute or regulation, or which in any way materially alters the specifications or quality of such Product.

            (c) Biosite shall provide to FHC's sales personnel, at FHC's premises or such other location as the parties may agree, at mutually convenient times, such training in the demonstration and use of the Products as may be reasonably requested by FHC. During such training, Biosite shall also address market information, strategies, and tactics to assist in the achievement of performance quotas as set forth in this Agreement. All training material, instructors, demonstration/training products and other training costs and expenses therefor shall be borne by Biosite; provided, however, that FHC shall, at its expense, provide transportation and lodging for FHC personnel attending such training.

            (d) Biosite shall provide technical support to FHC's sales personnel and customers and promptly provide to FHC such additional technical information developed or acquired by Biosite from time to time as may reasonably be expected to be of assistance to FHC in fulfilling its obligations hereunder. Biosite will provide, at its own expense, a toll free long distance telephone service for technical support for FHC customers and sales representatives.

            (e) Biosite shall provide at its expense reasonable quantities of such instruction manuals and point of sale literature as may from time to time be requested by FHC for use in connection with the distribution of the Products. Subject to FHC's and Biosite's prior written approval, the FHC name will be incorporated in Biosite's advertising and literature intended for distribution in the Territory by FHC sales representatives, at FHC's expense. If requested to do so by FHC, Biosite shall furnish FHC with suitable copy and photographs and other materials which the parties reasonably agree for use by FHC in cataloging the Products.

            (f) During the period that FHC has the exclusive right to distribute the *** in the Territory under Section 2(a) of this Agreement, Biosite shall provide FHC, upon request, with up to the number of Samples (as defined below) of each Product set forth on Schedule F, at the reduced pricing set forth in Schedule F, to be used by FHC solely in connection with the promotion and marketing of such Product. A "Sample" shall mean, with respect to a Product, a sample unit of such Product sold by Biosite to FHC solely for the purpose of marketing and promoting such Product, and not for the purpose of commercial resale. Such Samples may not be sold by FHC and shall be marked by Biosite with the following legend: "FOR EVALUATION PURPOSES ONLY - NOT FOR RESALE."

            (g) Any Products owned by FHC and rendered unsalable, in FHC's reasonable commercial judgment, due to a change in any Product specification, discontinuation or elimination by Biosite of any Product from its product offering, release by Biosite of any materially improved or updated version of any Product, or any other material change in the Product outside of FHC's control shall be repurchased from FHC by Biosite within thirty (30) days following FHC's request therefor at the price paid for such Product(s) by FHC. Biosite shall additionally pay for return freight and related transportation and insurance charges for all such Products. Biosite's release of a Product which has a longer shelf life shall not be deemed a material improvement under this
Section 4(g).


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            (h) Biosite shall promptly provide FHC with leads concerning prospective purchasers of the Products within the Territory in a format to be mutually agreed upon between the parties.

            (i) Biosite shall provide full and accurate written instructions on the Bill of Lading regarding the storage and handling of the Products.

            (j) Biosite shall ship the Products so that *** of the shelf life of the Products will be remaining at the time of receipt at FHC's facility, or at FHC's customer's facility, if drop shipped. Biosite shall take back for full credit plus shipping charges any dated Products shipped contrary to this provision.

            (k) Biosite shall indemnify and hold FHC harmless from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any unaffiliated third party to the extent resulting from (i) representations or claims by or on behalf of Biosite with respect to the Products that are untrue or materially misleading when made; (ii) willful act or omission by or on behalf of Biosite in the sale, marketing, promotion or distribution of the Products hereunder; (iii) failure by Biosite to comply in any material respect with governmental regulatory requirements relating to the Products; (iv) infringement of any of the Products on any intellectual property rights of third parties; or (v) material breach of this Agreement by Biosite. FHC shall indemnify and hold Biosite harmless from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any unaffiliated third party to the extent resulting from (i) representations or claims by or on behalf of FHC with respect to the Products (other than those expressly authorized in writing by Biosite); (ii) willful act or omission by or on behalf of FHC in the sale, marketing, promotion or distribution of the Products hereunder; (iii) failure by FHC or its subdistributors to comply in any material respect with governmental regulatory requirements relating to the Products; or (iv) material breach of this Agreement by FHC. A party (the "Indemnitee") that intends to claim indemnification under this Section 4(k) shall promptly notify the other party (the "Indemnitor") of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification. The Indemnitor shall have the right to participate in, and to the extent the Indemnitor so desires jointly with any other indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor; provided, however, that the Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceedings. The indemnity obligations under this Section 4(k) shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. The Indemnitor may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of the Indemnitee without the prior express written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Section 4(k).


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            (l) In the event that the total sales of any Product by FHC *** over
*** or greater as a result of the direct sales of such Product by Biosite under the terms of this Agreement, then upon the election of FHC, in its sole discretion, either (i)(A) any prohibition on sales of a competing product by FHC shall thereafter be void and of no effect, and (B) the distribution rights granted to FHC hereunder with respect to such Product line shall become nonexclusive; or (ii) on not less than sixty (60) days prior written notice to Biosite, this Agreement shall terminate.

            (m) In the event that Biosite commences selling any Product direct under the terms of this Agreement, as of the date such direct sales commence, Biosite shall reimburse FHC for the cost of FHC's inventory of such Product for which the shelf life has expired or which is otherwise unsaleable, but only to the extent such expired or unsaleable inventory is reasonably demonstrated to result solely from any lost sales of FHC to any facility that has an agreement (which for purposes of this section, shall mean any pricing or purchasing arrangement or agreement) with FHC (that is effective on the date of an arrangement between such facility (or its group purchasing organization or similar entity) for direct sales by Biosite) for the purchase and sale of a Product that was entered into prior to the date of such arrangement between such facility (or its group purchasing organization or similar entity) and Biosite, that are reasonably demonstrated to result solely from such arrangement with Biosite.

      5.    Price and Payment Terms.

            (a) Biosite shall charge FHC a Transfer Price for each Sample equal to the Sample Price (as defined below) for such Sample in effect on the date of FHC's purchase order therefor.

            (b) Biosite shall charge FHC a Transfer Price per unit for each Product (other than Samples), equal to the List Price for such Product, less the following discount:

                  (i) *** for *** sales.

                  (ii) *** for *** sales.

                  (iii) *** for *** sales.

                  (iv) *** for ***, *** and *** sales.

The parties shall meet yearly and attempt to reach mutually acceptable agreement on any necessary revisions to the applicable discounts from List Price per Product category to reflect an attempt to minimize additional payments from FHC to Biosite and/or rebates from Biosite to FHC. If the transfer price is adjusted on this basis, the Target Purchase Obligations (as defined below) for subsequent calendar years shall be adjusted proportionately.

            (c) Biosite shall have the right to amend the Sample Prices and the List Prices set forth on Schedules B, C, D, and E from time to time in its sole discretion; provided, however, that Biosite shall give at least *** prior written notice of any such Biosite amendment. Biosite shall honor FHC's existing purchase orders at the transfer prices in effect immediately prior to the effective date of each amendment.


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            (d) FHC's payment terms for Samples and Products purchased pursuant to this Agreement shall be *** days from receipt of an accurate invoice from Biosite.

            (e) FHC shall be entitled to resell the Products on such terms as it may, in its sole discretion, determine, including, without limitation, price, returns, credit, discounts, and promotions.

            (f) For purposes of this Section 5, the following definitions shall apply:

      "Actual Selling Margin" shall mean Actual Selling Price -Transfer Price.

      "Actual Selling Margin Rate" or "ASMR" shall mean:

                     [Actual Selling Price -Transfer Price]
                              Actual Selling Price

      "Actual Selling Price" shall mean, with respect to any Product (other than Samples), the invoiced sales price, net of any discounts actually taken, which FHC or its affiliate charges to an unaffiliated customer for purchase of such Product.

      "Existing Customer" means, with respect to a Product line, an individual or entity that has purchased a Product from such Product line from FHC at any time between *** and ***.

      "Guaranteed Selling Margin Rate" or "GSMR" shall mean, with respect to any Product (other than Samples), the margin rate that is set forth in Section 5(g) below for such Product.

      "List Price" shall mean, (a) with respect to any Product (other than Samples, ***s and ***), the price therefor set forth on Schedule B, C, D or E (as applicable), as amended from time to time pursuant to Section 5(c) or 5(g); and (b) with respect to any *** or *** (other than Samples), the then current Biosite list price therefor, as adjusted from time to time pursuant to Section 5(c) or 5(g).

      "New Customer" means, with respect to a Product line, an individual or entity that has not purchased a Product from such Product line from FHC at any time between *** and ***.

      "Sample Price" shall mean, with respect to any Sample, the price therefor set forth on Schedule F, as amended from time to time pursuant to Section 5(c).

      "Transfer Price" shall mean, with respect to any Product (other than Samples), the price calculated pursuant to Section 5(b) above which FHC is obligated to pay to Biosite for purchase of such Product.

      Subject to the provisions of Section 5(i) below, FHC shall receive the "Guaranteed Selling Margin Rate" on Products as set forth below for the term of this Agreement.

            Existing Customers                        ***
            New Customers (***)                       ***
            New Customers (***)                       ***


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      The following examples will illustrate the application of the foregoing
Guaranteed Selling Margin Rates.

            Example 1. An Existing Customer who has purchased ***, but who has never purchased a ***, will generate for FHC a *** margin on additional purchases of ***, a *** margin on the purchase of *** if the Customer has *** or fewer, and an *** margin on the purchase of *** if the Customer has more than ***.

            Example 2. An Existing Customer who has purchased ***, but has not purchased a ***, will generate for FHC a *** margin on additional purchases of ***, and a *** margin on the purchase of a ***.

            Example 3. A New Customer with fewer than *** who purchases a *** and a *** will generate for FHC a *** margin on the *** purchase and a *** margin on the *** purchase.

Notwithstanding the foregoing, with respect to *** sold in any calendar year,
(i) if the aggregate dollar volume of sales of such Products by FHC in such calendar year is greater than *** of the aggregate dollar volume of sales of such Products by FHC in the prior calendar year, then (i) the GSMR for those sales of such Products in such calendar year that are greater than ***, but not greater than *** of the aggregate dollar volume of sales of such Products by FHC in the prior calendar year shall be ***; and (ii) the GSMR for those sales of such Products in such calendar year that are greater than *** of the aggregate dollar volume of sales of such Products by FHC in the prior calendar year shall be ***.

Notwithstanding the foregoing, with respect to *** and *** sold in any calendar year, (i) if the aggregate dollar volume of sales of such Products by FHC in such calendar year is greater than *** of the aggregate dollar volume of sales of such Products by FHC in the prior calendar year, then (i) the GSMR for those sales of such Products in such calendar year that are greater than ***, but not greater than ***, of the aggregate dollar volume of sales of such Products by FHC in the prior calendar year shall be ***; and (ii) the GSMR for those sales of such Products in such calendar year that are greater than *** of the aggregate dollar volume of sales of such Products by FHC in the prior calendar year shall be ***.

            (g) In accordance with the payment terms set forth in Section 5(d) above, Biosite shall receive payment of the Transfer Price for Products shipped to FHC. Subject to the provisions of Section 5(i) below, should the Actual Selling Margin Rate be less than the GSMR for a Product unit, FHC is entitled to a rebate from Biosite for such Product unit. The rebate is calculated as follows:

            ***

            (h) Subject to the provisions of Section 5(i) below, should the ASMR exceed the GSMR for a Product unit, FHC will make an additional payment to Biosite for such Product unit. The additional payment is calculated as follows:


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            ***

            (i) Within ten (10) days after the end of each calendar month, FHC shall prepare and provide Biosite with a reasonably detailed written sales report which shall (i) set forth on a Product-by-Product basis the sales of Products by FHC and its affiliates to unaffiliated customers, and (ii) calculate on a Product-by-Product basis the Actual Selling Price, the ASMR and the GSMR therefor, and the net amount (if any) of the additional payments from FHC to Biosite and/or the rebates from Biosite to FHC owing under Section 5(g) for such calendar month. Such sales reports are, and shall remain the property of FHC, and shall be subject to Section 9 of this Agreement, but may be used by Biosite solely for the purposes of performance of its obligations and the exercise of its rights under this Agreement. Such report shall be based on sales by FHC and its affiliates, as reflected on FHC's Key Supplier Report, on each Product during each calendar month. FHC shall pay to Biosite any such additional payment, and Biosite shall pay to FHC any such rebate, owing under Section 5(g) for each calendar month on or before the later of the fifteenth (15th) day of the following calendar month or ten (10) days after Biosite's receipt of the applicable sales report for such calendar month. Biosite and its agents shall have the right, through an independent auditor chosen by Biosite and reasonably acceptable to FHC, on reasonable notice and not more than twice in each calendar year, to inspect and audit the relevant books and records of FHC and any of its relevant affiliates to verify the accuracy of such sales reports. Biosite shall pay the fees and expenses of such audit.

            (j) Except as set forth below in this Section 5(j)or as the parties otherwise mutually agree, if the Actual Selling Price of any Product unit is less than ***, then for purposes of calculating ASMR and GSMR, and the amount of any rebate or additional payments under Section 5(g), the Actual Selling Price of such Product unit shall be deemed to be ***. The foregoing limitation on the calculation of Actual Sales Price shall not apply to (i) to continuation of the discount rate or net price to existing customers during the term of this Agreement, (ii) any sales made pursuant to binding agreements between FHC and unaffiliated customers entered into prior to the Effective Date, (iii) to discounts beyond such levels approved by Biosite, or (iv) any sales made pursuant to Section 3(n). Further, in the event FHC gives Biosite not less than three (3) working days prior written notice of its good faith request for a discount rate from the List Price in excess of the amount set forth above and Biosite fails to approve the requested discount rate and, as a result, one or more existing customers of FHC thereafter fails to purchase further Products from FHC, FHC shall receive a credit(s) against its quarterly Target Purchase Obligations equivalent at cost to the volume of Product sale lost for each calendar quarter during the remaining term of this Agreement equal to the quarterly average (based on the immediately preceding four (4) calendar quarters or, if less than four (4) quarters, the actual sales annualized and divided by
4)) of the dollar volume of Products purchased by such customer or customers.

            (k) Notwithstanding anything to the contrary in this Agreement or in the 1998 Distribution Agreement, (i) the parties acknowledge that, as of the Effective Date, FHC holds certain unsold inventory of Products that were purchased by FHC pursuant to the 1998 Distribution Agreement, but were not re-sold prior to the Effective Date, and (ii) the provisions of Sections 5(f), 5(g), 5(h) and 5(i) shall apply to the rebates from Biosite to FHC with respect to such unsold inventory of Products.


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

      6.    Term and Termination and Loss of Exclusivity.

            (a) The initial term of this Agreement shall be for a period of *** years ("Initial Term") from the date first set forth above, unless terminated sooner as provided herein. Thereafter, this Agreement shall automatically renew for an additional term of *** ("Extended Term") unless notice of non-renewal is given by one party to the other at least one hundred fifty (150) days prior to the expiration of the Initial Term.

            (b) This Agreement shall terminate for cause, without liability to either party, immediately if either party (i) files a voluntary petition in bankruptcy or is adjudged bankrupt in any involuntary proceeding, (ii) is generally unable to pay its debts as they become due, (iii) has a receiver or judicial trustee or custodian appointed for it, or (iv) fails to cure any material breach in the provisions of this Agreement within thirty (30) days after receipt of written notice of such breach from the other party.

            (c) In each calendar year, if FHC fails to purchase at *** of the aggregate dollar amount of *** and *** purchased by FHC during the prior calendar year (a "Target Purchase Obligation"), then for the balance of the term of this Agreement, (i) FHC's exclusive distribution rights for *** and *** shall become non-exclusive, and (ii) Biosite and FHC shall each have the right to promote, market, sell and distribute (and to appoint other distributors to promote, market, sell and distribute) *** and ***, free of any restrictions on competing products. In each calendar year, if FHC fails to purchase at least *** of the aggregate dollar amount of *** purchased by FHC during the prior calendar year (a "Target Purchase Obligation"), then for the balance of the term of this Agreement, (i) FHC's exclusive distribution rights for *** shall become non-exclusive, and (ii) Biosite and FHC shall each have the right to promote, market, sell and distribute (and to appoint other distributors to promote, market, sell and distribute) ***, free of any restrictions on competing products. For the purposes of calculating the *** set forth in this Section 6(c), any lost sales of FHC to any facility that has an agreement (which for purposes of this section, shall mean any pricing or purchasing arrangement or agreement) with FHC (that is effective on the date of an arrangement between such facility (or its group purchasing organization or similar entity) for direct sales by Biosite) for the purchase and sale of a Product that was entered into prior to the date of such arrangement between such facility (or its group purchasing organization or similar entity) and Biosite, that are reasonably demonstrated to result solely from such arrangement with Biosite, shall be included within the calculation of FHC sales solely for the purpose of the calculations under this Section 6(c). FHC shall be entitled to a credit in the amount of the direct sales made by Biosite under the provisions of this Agreement, which would have otherwise been made by FHC, i.e., in the amount that FHC sales are eroded by Biosite's direct sales.

                  (i) For purposes of the foregoing calculations, (A) as of the last day of any calendar year, if FHC has inventory of any *** in excess of the amount sufficient to satisfy FHC's requirements for its reasonably forecasted sales of such *** for the immediately following thirty (30) days, then the dollar volume of FHC's purchases of such *** for such calendar year shall be reduced by the amount by which such inventory exceeds such thirty (30) day forecast; and (B) as of the last day of the prior calendar year, if FHC has inventory of any *** of less than the amount sufficient to satisfy FHC's requirements for its reasonably forecasted sales of such *** for the immediately following thirty (30) days, then the dollar volume of


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FHC's purchases of such *** for such prior calendar year shall be increased by the amount by which such inventory is less than such thirty (30) day forecast.

                  (ii) Notwithstanding the foregoing, if any such FHC failure to meet the Target Purchase Obligation with respect to any line *** in any calendar year is due solely to (A) the existence of an unforeseeable significant or extraordinary condition in the market (e.g., a material reduction in government reimbursement rates, or the introduction of a product using a novel competing technology that gains significant market share over the prior calendar year solely due to the advantages of such novel technology) for at least six (6) months during such calendar year, or (B) an act or omission of Biosite, then in either case FHC's exclusive distribution rights for such line of *** shall continue to be exclusive during the following calendar year should FHC so desire. For the purposes of this Section 6(c)(ii), a Product shall be deemed purchased when a firm purchase order has been received by Biosite for delivery of Products within sixty (60) days.

            (d) Biosite's inability to provide Product necessary for FHC to meet the Target Purchase Obligation for any line of *** due to an event of force majeure shall not be deemed to be a breach of this Agreement. The occurrence of any event of force majeure shall extend the time for performance and term of this Agreement for a period of time equal to the length of the force majeure delay.

            (e) Either party may also terminate this Agreement as to all Products, at any time without cause if, upon termination, the terminating party pays to the other party a one-time payment (the "Agreement Buy-out Amount") equal to the following:

                  (i) if the terminating party gives not less than one hundred eighty (180) days prior written notice of such termination, the Agreement Buy-out Amount shall equal the ***; or

                  (ii) if the terminating party gives at least sixty (60) days but less than one hundred eighty (180) days prior written notice of such termination, the Agreement Buy-out Amount shall equal ***. In no event may a party terminate this Agreement with less than ***.

                  (iii) Except as provided in Section 6(g), payment of any sums calculated under this Section 6(e) shall constitute the terminated party's sole and exclusive remedy in the event the terminating party terminates this Agreement as to all Products under this Section 6(e) without cause.

            (f) Either party may also terminate this Agreement as to *** only, at any time without cause if, upon termination, the terminating party pays the terminated party a one-time payment (the "***") equal to the following:

                  (i) if the terminating party gives not less *** prior written notice of such termination, the ***; or

                  (ii) if the terminating party gives at least *** prior written notice of such termination, the ***. In no event may a party terminate this Agreement with less than sixty (60) days notice.


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      Except as provided in Section 6(g), payment of any sums calculated under this Section 6(f) shall constitute the terminated party's sole and exclusive remedy in the event the terminating party terminates this Agreement as to *** only under this Section 6(f) without cause.

            (g) If Biosite terminates this Agreement as to all Products pursuant to Section 6(e), upon termination, Biosite shall pay to FHC the Agreement Buy-Out Amount and FHC shall return to Biosite all of FHC's unused Samples, in substantially the same condition as received, and unsold inventory of Products, f.o.b. FHC's warehouse(s); provided, however, that Biosite shall not be obligated to repurchase expired Samples and Products. If Biosite terminates this Agreement as to *** only pursuant to Section 6(f), upon termination, Biosite shall pay to FHC the *** Amount and FHC shall return to Biosite all of FHC's unused Samples, in substantially the same condition as received, and unsold inventory of Products, f.o.b. FHC's warehouse(s); provided, however, that Biosite shall not be obligated to repurchase expired Samples and Products. Biosite shall refund to FHC the cost of such Samples and Products. If this Agreement is terminated by Biosite under Section 6(e) or 6(f) Biosite shall pay the return freight and insurance therefor.

            (h) The rights and duties of each party under Sections 3(d), 3(f), 4(k), 6(g), 7, 8, 9, 10, 14, 15, 19, 24, and 25 of this Agreement and Biosite's obligations under the Continuing Guaranty as referred to in Section 10(a) hereof and attached hereto as Schedule A, shall survive termination of this Agreement and be enforceable in accordance with their terms.

            (i) In the event that Biosite fails for whatever reason(s) to deliver the quantities of Product units ordered by FHC to meet the Target Purchase Obligation for such Product for any *** in any calendar year, then FHC may, within thirty (30) days before or after the end of such period, give Biosite written notice of FHC's intent to sell competitive products. Biosite must, within ten (10) days after receipt of such notice of intent, either (a) provide information to the reasonable satisfaction of FHC that it will be back in production at a run rate sufficient to satisfy the Target Purchase Obligation within ninety (90) days thereafter, (b) make FHC nonexclusive as to that Product, or (c) remove the Product from this Agreement. Notwithstanding anything in this Agreement to the contrary, in the event Biosite fails to timely make its election, FHC shall have the right to terminate this Agreement as to any such Product by providing written notice thereof to Biosite, with such termination being effective sixty (60) days after such notice to Biosite from FHC.

            (j) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONTINGENT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF THE OTHER PARTY, OR ANY LOSS OF PROFITS OR REVENUE OF THE OTHER PARTY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE), WARRANTY, STRICT LIABILITY OR OTHERWISE.

      7.    Trademarks.

            (a) Subject to the terms and conditions of this Agreement, Biosite hereby grants to FHC a nonexclusive, nontransferable, license during the term of this Agreement, without the right to sublicense, to use the trademarks (including, but not limited to the trademark "Triage") and tradenames (including, but not limited to "Biosite Diagnostics Incorporated,"


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

"Biosite Diagnostics" and "Biosite") relating to the Biosite Products (collectively, the "Biosite Marks") solely for the purpose of promoting, marketing, selling, and distributing the Biosite Products.

            (b) All right, title, and interest in and to the Biosite Marks shall remain with Biosite. During the term of this Agreement and thereafter, FHC will not contest Biosite's exclusive right, title and interest in and to, or the validity of, the Biosite Marks. In addition, FHC will not in any manner represent that it has any interest in the Biosite Marks, except for the limited license provided herein. Use of the Biosite Marks by FHC shall inure to the sole benefit of and be on behalf of Biosite.

            (c) All Product units sold by Biosite to FHC will bear one or more of the Biosite Marks, and FHC shall not alter, remove or modify the Biosite Marks, nor affix any other trademark to the Product, without the prior express written consent of Biosite. FHC shall not utilize any of the Biosite Marks in connection with any promotional brochures or advertising materials relating to the Products without the prior express written consent of Biosite, which consent shall not be unreasonably withheld, delayed or conditioned. Biosite's consent to the use of the Biosite Marks shall be conditioned upon such brochure or advertising materials clearly indicating Biosite's ownership of the Biosite Marks.

            (d) All Product units purchased by FHC hereunder shall be marketed by it in the original packages under the original labels provided by Biosite, and FHC shall make no modifications, or alterations to such Product units or labels; provided, however, that FHC may affix labels or other indices which serve to identify FHC as a distributor of the Product, so long as they do not cover and are not inconsistent with any of Biosite's Product labels or markings.

            (e) Nothing in this Agreement shall be construed as granting FHC any ownership interest in the Biosite Marks, and FHC acknowledges that it has been advised by Biosite of Biosite's claim of ownership of the Biosite Marks. FHC agrees that it will do nothing inconsistent with such ownership. Specifically, FHC agrees that: it will not challenge the validity of, or Biosite's ownership of, any of the Biosite Marks; it will not take any action that is inconsistent with, or may impair, Biosite's right, title and interest to the Biosite Marks; it will not represent to any third party that it has any ownership interest in the Biosite Marks; and it will execute and deliver to Biosite any and all documents which Biosite may request to confirm in Biosite all right, title and interest in the Biosite Marks.

            (f) FHC shall make no statement to the press relating or referring to the Products without the prior express written approval of Biosite, which shall not be unreasonably withheld.

            (g) Either party shall promptly notify the other in writing of any challenges to the validity, infringement on or unauthorized use of any of the Biosite Marks, actual or threatened, that may come to such party's attention. Biosite shall be responsible for and shall assume all expenses of the enforcement of the Biosite Marks.

            (h) Biosite recognizes that FHC is the owner of the trademarks and trade names denoting FHC or FHC products (collectively, the "FHC Marks"), which FHC may elect to use in the promotion and sale of the Products, and that Biosite has no right or interest in such FHC Marks; provided, however, that except as otherwise set forth in Section 7(b) hereof, no FHC labels, package inserts or other material shall accompany the Products without the prior express written approval of Biosite.

            (i) Biosite shall not utilize any FHC Marks in connection with any promotional brochures or advertising materials relating to the Products, or otherwise, without the prior express written consent of FHC. FHC's consent to the use of the FHC Marks shall be conditioned upon such brochure or advertising materials clearly indicating FHC's ownership of the FHC Marks. Nothing in this Agreement shall be construed as granting Biosite any license or ownership or other interest in the FHC Marks, and Biosite acknowledges that it has been advised by FHC of FHC's claim of ownership of FHC's Marks. Biosite agrees that it will do nothing inconsistent with such ownership and that all use of the FHC Marks will inure to the benefit of and be on behalf of FHC. Specifically, Biosite agrees that: it will not challenge the validity of, or FHC's ownership of, any of the FHC Marks; it will not take any action that is inconsistent with, or may impair, FHC's right, title and interest to the FHC Marks; it will not represent to any third party that it has any ownership interest in the FHC Marks; and it will execute and deliver to FHC any and all documents which FHC may request to confirm in FHC all right, title and interest in the FHC Marks.

            (j) Upon termination of this Agreement, FHC shall continue to be entitled to utilize the Biosite Marks on the terms agreed to previously by the parties in connection with FHC's promotion, marketing, distribution and sale of units of Products remaining in FHC's inventory and not repurchased by Biosite. Thereafter, FHC shall terminate all use of Biosite Marks, and shall at Biosite's request and at Biosite's expense, destroy or return to Biosite all literature and other advertising and promotional materials bearing the Biosite Marks. In the event of termination or expiration of this Agreement, FHC agrees to cooperate with Biosite and to execute any and all documents requested by Biosite for the purpose of canceling any registered user or other rights with respect to Biosite's name and the Biosite Marks that FHC may have acquired in operating hereunder, or, at Biosite's election, in transferring such rights to Biosite or its FHC designee. FHC also agrees to cooperate with Biosite in transferring any appropriate rights in connection with the Biosite Marks to Biosite and/or Biosite's designee, at Biosite's sole cost and expense, if Biosite desires to sell or have sold products in the Territory (other than the Products) other than by FHC.

      8.    Copyrights.

            (a) FHC hereby acknowledges that Biosite may claim copyright protection with respect to its package inserts and other supporting materials which it includes with each of the Product units, and FHC further acknowledges the validity of Biosite's right to claim the copyright protection to such materials. FHC further acknowledges that Biosite has advised FHC that it has the sole and exclusive right to claim the copyright protection with respect to all of its package inserts and other supporting materials included with the Products, and FHC shall take no action which is in any way inconsistent with Biosite's claim of copyright protection that it expects to make with respect to such materials.


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

            (b) In order to protect against infringement of Biosite's copyright through unauthorized reproduction or duplication of its copyrighted materials, such materials included with the units of Products sold by Biosite to FHC shall bear appropriate copyright markings. Nothing contained in this Section 8 shall prohibit FHC from copying and distributing to its sales representatives Product advertising, literature and other materials prepared by or on behalf of Biosite for the purpose of fulfilling FHC's obligations under this Agreement.

            (c) Either party shall promptly notify the other in writing of any infringements, whether within or without the Territory, of any of Biosite's copyrights which come to the attention of such party. FHC shall, at the request of Biosite, provide Biosite with all reasonable assistance in initiating and prosecuting any legal action against any infringer of Biosite's copyrights within the Territory; provided, however, that all costs incurred in connection with any such copyright infringement action shall be borne solely by Biosite.

      9.    Trade Secrets and Confidential Information.

            (a) FHC may receive various trade secrets of Biosite and other information of Biosite (and in each such instance, at the time of disclosure to FHC, Biosite shall provide FHC with written notice that Biosite considers such information to be a trade secret or otherwise confidential) of a confidential nature (including but not limited to specific technical information concerning the Products). FHC agrees that it will not disclose to anyone, directly or indirectly, any of such confidential information, or use such confidential information other than as reasonably required in the course of its performance of its obligations and the exercise of its rights under this Agreement. Notwithstanding the foregoing, FHC may disclose such confidential information to the extent required by applicable law, regulation or court order, provided that FHC shall give Biosite reasonable notice of any such required disclosure and shall give Biosite an opportunity to object to any such disclosure or to request confidential treatment thereof. FHC shall, at Biosite's option, return such information to Biosite or destroy all such data having physical form and all copies thereof. The obligations set forth in this Section 9(a) shall survive any termination of this Agreement for a period of three (3) years.

            (b) Biosite may receive various trade secrets of FHC and other information of FHC of a confidential nature (including, but not limited to the names of FHC's customers and sales data). Biosite agrees that it will not disclose to anyone, directly or indirectly, any of such trade secrets or other confidential information, or use such trade secrets or other confidential information other than as reasonably required in the course of its performance of its obligations and the exercise of its rights under this Agreement. Notwithstanding the foregoing, Biosite may disclose such trade secrets or other confidential information to the extent required by applicable law, regulation or court order, provided that Biosite shall give FHC reasonable notice of any such required disclosure and shall give FHC an opportunity to object to any such disclosure or to request confidential treatment thereof. Biosite shall, at FHC's option, return such information to FHC or destroy all such data having physical form and all copies thereof. The obligations set forth in this Section 9(b) shall survive any termination of this Agreement for a period of three (3) years.

            (c) Notwithstanding any provision set forth in this Section 9 to the contrary, the parties' obligations under this Section 9 shall not apply to the extent that: (i) the confidential


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

information, or any relevant part of it, can be shown to be in the public domain prior to the date of this Agreement; (ii) the confidential information, or any relevant part of it, becomes part of the public domain, other than by some unauthorized act or omission, after the date hereof; (iii) the confidential information, or any relevant part of it, is disclosed to such party by a third party who has the right to make such disclosure; (iv) express written permission to disclose the confidential information, or any relevant part of it, or to make use of same, is obtained from the non-disclosing party by the disclosing party; or (v) the information is developed independently of the confidential information by the other party based on written records maintained in the ordinary course.

      10.   Biosite's Warranties: Disclaimer of Warranties.

            (a) Biosite agrees that it shall execute and warrants that it shall abide by the terms of FHC's Continuing Guaranty, a copy of which is attached hereto as Schedule A and which guaranty is incorporated herein by reference. The terms and provisions of the Continuing Guaranty shall survive the termination of this Agreement. Prior to the first shipment of Product to FHC, Biosite shall provide FHC with certificates of insurance which meet the requirements of paragraph D of the Continuing Guaranty. Biosite's insurance carriers shall at all times during the term of this Agreement be rated by Best's as B+ or superior. Biosite is not aware after due inquiry of any circumstance which would prevent the issuance of such policy.

            (b) In addition to the warranties of Biosite set forth in this Agreement and in the Continuing Guaranty, Biosite warrants that each of the Products will conform to the specifications set forth in Product literature prepared by or on behalf of Biosite and that the Products will comply and be manufactured, packaged, sterilized (if applicable), labeled and shipped in compliance with all applicable federal, state and local laws, orders, regulations and standards. Biosite further warrants that the Products do not infringe upon the intellectual property rights of any third party.

            (c) Biosite and FHC shall extend to customers only the Product Warranty embodied in Schedule I hereto; provided that Biosite may modify such Product Warranty with FHC's consent, which consent shall not be unreasonably withheld. Biosite shall not modify or amend the warranty during the term of this Agreement without providing FHC with sixty (60) days, prior written notice. Biosite warrants and represents that the Products will perform in accordance with Biosite's warranty.

            (d) Except for the warranties described in Sections 10 (a)-(c) hereof, all of which shall enure to the benefit of, and shall be enforceable by, FHC's customers, Biosite MAKES NO WARRANTIES TO CUSTOMERS AND FHC SHALL NOT MAKE ANY OTHER WARRANTIES TO CUSTOMERS AS TO THE MERCHANTABILITY OR FITNESS OF THE PRODUCT FOR A PARTICULAR USE.

      11.   Force Majeure.

            The obligations of either party to perform under this Agreement shall be excused during each period of delay to the extent caused by such matters as strikes, shortages of power or raw materials, government orders or acts of God, which are reasonably beyond the control of the party obligated to perform. The affected party shall make all commercially reasonable efforts to remedy the effects of such force majeure. Any force majeure event shall not excuse performance by the party but shall delay performance, unless such force majeure continues for a period in excess of ninety (90) days. In such event, the party seeking performance may cancel its obligations hereunder.

      12.   Notices.

            Any notice required by this Agreement shall be in writing, and may be delivered in person, by nationally recognized overnight delivery service or by any lawful means to the party for whom intended at its address set forth below, and shall be effective on receipt.

If to Biosite:    Biosite Diagnostics Incorporated
                  11030 Roselle Street, Suite D
                  San Diego, California  92121
                  Telecopy:  (858) 445-4815
                  Attn:  Tom Watlington

with a copy to:   Gray Cary Ware & Freidenrich LLP
                  4365 Executive Drive, Suite 1600
                  San Diego, CA 92121-2189
                  Telecopy:  (858) 677-1477
                  Attn:  Mark R. Wicker, Esq.

If to FHC:        Fisher  HealthCare
                  9999 Veterans Memorial Drive Houston, Texas  77038
                  Telecopy:  (281) 878-2293
                  Attn:   General Counsel

with a copy to:   Fisher Scientific Company
                  Liberty Lane
                  Hampton, New Hampshire  03842
                  Telecopy:  (603) 929-2703
                  Attn:  General Counsel

or such other address as provided in writing in the manner provided by this
Section 12.

      13.   Entire Agreement.

            This Agreement, including Schedules and Exhibits, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior agreements, understandings and representations, whether written or oral, between the parties with respect to such subject matter. In ordering and delivery of the Products, the parties may employ their standard forms, but nothing in those forms shall be construed to modify or amend the terms of this Agreement.

      14.   Attorneys' Fees.

            In the event any claim or counterclaim is asserted or action is commenced to enforce any of the rights or obligations of the parties under this Agreement, the prevailing party shall be entitled to collect from the other party, as part of the judgment rendered with respect to such claim or action, reasonable attorneys' fees, expenses and court costs.

      15.   Governing Law.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CALIFORNIA CHOICE OF LAW PROVISIONS.

      16.   Compliance With Applicable Laws.

            In connection with the sale of the Products hereunder, Biosite and FHC shall comply with all applicable laws, regulations and orders of governmental bodies having jurisdiction in respect of activities contemplated by or covered under this Agreement, including without limitation, obtaining all necessary permits, licenses and regulations. FHC shall cooperate fully with Biosite, at Biosite's sole cost and expense, in connection with securing and maintaining any governmental registration or other governmental permits required with respect to marketing the Products in the Territory and FHC will notify Biosite of any local laws affecting the Products which may come to its attention.

      17.   Assignment.

            (a) Subject to Section 17(b) below, neither party shall assign or transfer this Agreement, by operation of law or otherwise, in whole or in part without the prior written consent of the other party in each and every instance, which consent may not be unreasonably withheld. If either party wishes to assign or otherwise transfer this Agreement, as aforesaid, in each instance the party seeking to assign or otherwise transfer this Agreement shall submit to the other party for such party's review and approval as soon as practicable such information as the other party may reasonably request concerning the assignee or transferee and the party from which consent is sought shall have thirty (30) days following receipt of the fully responsive materials in which to review the same and approve or reject the assignment or transfer. In any event in which the party from which consent is sought reasonably rejects the assignment or transfer, this Agreement shall terminate one hundred eighty (180) days following the date on which the rejection is received by the party seeking to assign or transfer. The parties shall make best efforts to promptly and amicably wind up all outstanding matters concerning the subject matter of this Agreement.

            (b) Notwithstanding Section 17(a) above: (i) a merger, reorganization, recapitalization, sale or transfer of all or substantially all of the assets, change of control, or similar transaction of a party shall not be deemed an assignment or transfer of this Agreement subject to the provisions of
Section 17(a) above, and (ii) FHC shall be entitled to assign this Agreement to an entity with which it is affiliated (by reason of greater than fifty percent ( 50%) ownership of the voting securities thereof), without the prior written consent of Biosite, but upon prior written notice to Biosite.

      18.   Amendments.

            No amendment or modification of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized officer of the party to be bound.

      19.   Existing Obligations.

            Each party represents and warrants that the terms of this Agreement do not violate any existing obligations or contracts of it. Each party shall defend, indemnify and hold harmless the other party from and against any and all claims, demands, liabilities and causes of action that are hereafter made or brought against the other party that allege any such violation.

      20.   Relationship of the Parties.

            (a) For the purposes of this Agreement, FHC and Biosite are deemed to be independent contractors and not the agent or employee of the other. Neither FHC nor Biosite shall have the authority to make any statements, representations or commitments of any kind, or take any action, which shall be binding on the other, except as provided for herein or authorized in writing by the party to be bound.

            (b) This Agreement does not grant any license from Biosite to FHC or from FHC to Biosite except as expressly provided herein.

      21.   Successors and Assigns.

            This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

      22.   Counterparts.

            This Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

      23.   Approvals and Consents.

            Each of the parties represents to the other that all necessary approvals of any third persons, the granting of which are necessary for the consummation of the transactions contemplated hereby, or for preventing the termination of any right, privilege, license or agreement or any right granted hereunder have been received by both parties to this Agreement.

      24.   Miscellaneous.

            Any payment obligation under this Agreement which shall be due from Biosite to FHC and for which no date of payment is specified in this Agreement shall be payable on the thirtieth (30th) day following the day on which the event occurs which triggers Biosite's obligation to make any such payment.

      25.   Further Assurances.

            Biosite and FHC each shall perform any and all further acts and execute and deliver any and all further documents and instruments that may be reasonably necessary to carry out the provisions of this Agreement.

      IN WITNESS WHEREOF, the parties have, by their duly authorized officers, executed this Agreement on the date first set forth above.


                                      BIOSITE DIAGNOSTICS INCORPORATED


                                      By: /s/___________________________

                                      Title: President

                                      FISHER SCIENTIFIC COMPANY L.L.C.


                                      By: /s/___________________________

                                      Title: President

                                   SCHEDULE A

                               CONTINUING GUARANTY
                                [TO BE COMPLETED]

                                   SCHEDULE B

                                       ***


Catalog
Number        Product                            Size            List Price
***           ***                                25 tests        ***
***           ***                                10 tests        ***
***           ***                                25 tests        ***
***           ***                                25 tests        ***
***           ***                                10 tests        ***
***           ***                                25 tests        ***

***           ***                                25 tests        ***

----------------------------------------------------------------------------

***           ***                                6x5 mL vials    ***
***           ***                                6x5 mL vials    ***
***           ***                                6x5 mL vials    ***

----------------------------------------------------------------------------

***           ***                                25 each         ***
***           ***                                25/pkg          ***

*** Confidential Treatment Requested

                                   SCHEDULE C

                                      ***

Catalog
Number        Product                            Size            List Price
***           ***                                20 tests        ***
***           ***                                20 tests        ***

*** Confidential Treatment Requested

                                   SCHEDULE D

                                      ***

Catalog
Number        Product                            Size            List Price
***           ***                                25 tests        ***
***           ***                                                ***
***           ***                                                ***
***           ***                                1               ***

*** Confidential Treatment Requested

                                   SCHEDULE E

                                      ***



Catalog
Number        Product                            Size            List Price
***           ***                                25 tests        ***
***           ***                                                ***
***           ***                                                ***

*** Confidential Treatment Requested

                                   SCHEDULE F

                          SAMPLE QUANTITIES AND PRICES


                                       ***

*** Confidential Treatment Requested

                                   SCHEDULE G

                               FHC SUBDISTRIBUTORS

                                   SCHEDULE H

                            FHC'S COMPETING PRODUCTS

                                       ***

*** Confidential Treatment Requested

                                   SCHEDULE I

                                PRODUCT WARRANTY


Biosite's express and implied warranties (including implied warranties of merchantability and fitness) are conditioned upon observance of Biosite's published directions with respect to the use of Biosite's diagnostic products. Remedies against Biosite for breach of warranty or other duty are limited solely to replacement or return of the purchase price of the affected products. Any such claim against Biosite must be made in writing and promptly pursued within one year from the date of delivery of goods. UNDER NO CIRCUMSTANCES WHATSOEVER SHALL BIOSITE BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES.